ADDENDUM TO
        LICENSING AGREEMENT

         Addendum to Licensing Agreement between Venitech, LLC and Fresh Ideas Media, Inc. dated March 14, 2005 and the Addendum To Licensing Agreement Dated January 16, 2007.

         WHEREAS, Article 6, of the License Agreement, MINIMUM PROFORMANCE BY LICENSEE, reads as follows:

        ARTICLE 6
        MINIMUM PROFORMANCE BY LICENSEE

         It is hereby understood and agreed that the minimum number of Sub-licensee Agreements that the Licensee is obligated to sell within the first twelve (12) month period starting at the signing of this Agreement shall be three (3). If a minimum of three Sub-licensee Agreements are not sold by the Licensee during the 12 month period, Licensor, at their option, may consider this Agreement null and void and will have the right to sell a License in all or any part of the Territory. Thereafter, for any 12 month period, the Licensor agrees to sell a minimum of four (4) Sub-licenses.

Whereas, on January 16, 2007, the parties agreed to amend Article 6 of the Agreement, which Amendment read as follows:

        ARTICLE 6
        MINIMUM PROFORMANCE BY LICENSEE

         It is hereby understood and agreed that the minimum number of Sub-licensee Agreements that the Licensee is obligated to sell within the first twelve (12) month period starting at the signing of this Agreement shall be three (3). If a minimum of three Sub-licensee Agreements are not sold by the Licensee during the 12 month period, Licensor, at their option, may consider this Agreement null and void and will have the right to sell a License in all or any part of the Territory. Licensee shall sell an additional four (4) Sub-licensees between March 14, 2006 and August 14, 2007 and thereafter Licensee agrees to sell a minimum of four (4) Sublicenses during every 12 month period from August 14, 2007.

         Whereas, now the parties desire to amend the Licensing and the Addendum to Licensing Agreement, it is hereby agreed to by all parties involved that the above Article 6 of the Addendum to Licensing
Agreement shall be amended to read as follows.

        ARTICLE 6
        MINIMUM PROFORMANCE BY LICENSEE

         It is hereby understood and agreed that the minimum number of Sub-licensee Agreements that the Licensee is obligated to sell within the first twelve (12) month period starting at the signing of this Agreement shall be three (3). If a minimum of three Sub-licensee Agreements are not sold by the Licensee during the 12 month period, Licensor, at their option, may consider this Agreement null and void and will have the right to sell a License in all or any part of the


Territory. For an additional payment of $10,000, Licensee shall not have a minimum number of Sub-licensees for the years of 2006 and 2007. Licensee shall sell a minimum of two (2) Sub-Licensees in 2008 and each year thereafter.

         This addendum to the above named License Agreement is entered into by the Parties on this the 30 day of October, 2007.


Venitech, LLC

By:  /s/Ruth Daily
     ----------------------------
     Ruth Daily - Director


Fresh Ideas Media, Inc.

By: /s/Phil E. Ray
    -----------------------------
    Phil E. Ray - President





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